UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant Rule §240.14a-11(c) or §240.14a-2

Ameri Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERI HOLDINGS, INC.
5000 Research Court, Suite 750
Suwanee, Georgia 30024

Supplement to Proxy Statement for
Annual Meeting of Stockholders

This supplement, dated October 30, 2019, supplements the definitive proxy statement (the “Proxy Statement”) of Ameri Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission on September 27, 2019, relating to the Company’s Annual Meeting of Stockholders. The purpose of this supplement is to clarify the disclosures regarding voting requirements and broker non-votes.

CHANGES TO PROXY STATEMENT

The following sections of the proxy statement on pages 1-3 of the Proxy Statement are accordingly amended and restated as follows:

Who May Vote

Holders of common stock, par value $0.01 per share (“common stock”), outstanding as of the close of business on September 19, 2019 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting.  As of the Record Date, there were 62,820,789  shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on all matters. No class of securities other than our common stock will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.

Voting Requirements

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions and broker non-votes, if any, count as present at the Annual Meeting for the purposes of determining a quorum. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The vote requirement for each matter is as follows:

•
Proposal 1 (Election of Directors) - Directors are elected by a plurality of the votes cast, and the four nominees who receive the greatest number of favorable votes of the holders of the common stock cast in the election of directors will be elected directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

•
Proposal 2 (Ratification of Appointment of Independent Auditors) - The ratification of the appointment of our independent auditors requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.

•
Proposal 3 (Approval of the Reverse Stock Split) - To be approved, Proposal 3 must receive favorable votes from the holders of a majority of the voting capital outstanding and entitled to vote at the Annual Meeting.

If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

The Board of Directors’ Voting Recommendations

The Board of Directors recommends that you vote your shares “FOR” each of the Board of Directors’ four nominees that are standing for election to the Board of Directors (Proposal 1); “FOR” the ratification of the appointment of our independent auditors (Proposal 2); and “FOR” the approval of the reverse stock split (Proposal 3).

How to Vote

If you are a stockholder of record as of the Record Date, you may vote using any of the following methods:

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By the internet. Specific instructions for stockholders of record who wish to use internet voting procedures are set forth on the proxy card. If you own shares held in street name, you will receive voting instructions from your broker, bank or nominee and may vote by the internet if they offer that alternative. Please note that internet voting will close at 11:59 p.m. on October 28, 2019.

•	Proxy card or voting instruction card. If you received a proxy card or voting instruction card in the mail, complete, sign and date the card and return it in the prepaid envelope.

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In person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Giving us your proxy means you authorize the Board of Directors’ designated proxy holders (who are identified on the enclosed proxy card) to vote your shares at the Annual Meeting in the manner that you have indicated and in their best judgment on such other matters that may properly come before the Annual Meeting. If you sign, date and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of the Board of Directors’ four nominees that are standing for election to the Board of Directors (Proposal 1); “FOR” the ratification of the appointment of our independent auditors (Proposal 2); and “FOR” the approval of the reverse stock split (Proposal 3).

If You Plan to Attend the Annual Meeting

Attendance at the Annual Meeting will be limited to stockholders and the Company’s invited guests. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding shares of common stock in brokerage accounts or through a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership.  Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.  You may contact our Chief Financial Officer, Barry Kostiner, at barry.kostiner@ameri100.com for directions to the Annual Meeting.

If you are a stockholder of record as of the Record Date, you may vote your shares of common stock in person by ballot at the Annual Meeting. If you hold your shares of common stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Revoking a Proxy

You may revoke your proxy by submitting a new proxy with a later date or by notifying our Corporate Secretary in writing at 5000 Research Court, Suite 750, Suwanee, Georgia 30024. If you attend the Annual Meeting in person and vote by ballot, any previously submitted proxy will be revoked.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders.  We have retained Alliance Advisors, LLC (“Alliance Advisors”) to assist us in the solicitation of proxies, as described in “General-Cost of Solicitation” below.  The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts. Fees paid to Alliance Advisors are described in “General-Cost of Solicitation” below.

If You Receive More Than One Proxy Card

If you hold your shares of common stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of shares of common stock are voted, please vote using a proxy card for each account that you own. It is important that you vote all of your shares of common stock.

Broker Non-Votes

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.